Note 5 - Receivables	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Accounts and Nontrade Receivable [Text Block]

Note 5.         Receivables

Accounts receivable as of December 31, 2022 and 2021, consist of the following:

	2022	2021
Billed federal government	$1,573,407	$1,594,473
Billed commercial	56,152	-
Unbilled receivables	-	70,389
Accounts receivable	$1,629,559	$1,664,862

Billed receivables from the federal government include amounts due from both prime contracts and subcontracts where the federal government is the end customer. Unbilled receivables include short-term contract assets where billing cycles differ from calendar months, or a monthly fixed billing amount does not reflect the revenue earned in a given month. The accounts receivable balance as of December 31, 2020, was $1,442,231.